UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On June 26, 2012, L-3 Communications Corporation (“L-3”), a wholly-owned subsidiary of L-3 Communications Holdings, Inc. (“Holdings”, and together with L-3, the “Company”) issued a press release updating its 2012 guidance to exclude Engility Holdings, Inc. (“Engility”), which will become a discontinued operation on the Distribution Date (as defined below). A copy of this press release is attached hereto as Exhibit 99.1

This press release is furnished herewith as Exhibit 99.1, and shall not be deemed filed for purposes of the Securities Exchange Act of 1934.

Section 5 — Corporate Governance and Management

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 26, 2012, the Company sent a notice to its executive officers and directors informing them of a blackout period (the “Blackout Period”) that is being imposed on the participants in the L-3 Communications Corporation Master Savings Plan (“MSP”) and Aviation Communication and Surveillance Systems 401(k) Plan (“ACSS Plan”) as a result of the spin-off of Engility discussed below and notifying them of the trading restrictions that apply to them during this Blackout Period. This notice was sent pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s Regulation BTR, which generally prohibits executive officers and directors of an issuer from engaging in transactions involving the issuer’s equity securities acquired in connection with their service or employment as director or executive officer during any blackout period.

A copy of the notice to the Company’s executive officers and directors, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Section 8 — Other Events

Item 8.01.	Other Events.

Spin-off of Engility Holdings, Inc.

On June 26, 2012, the Company announced that its board of directors has approved a pro rata dividend of Engility common stock owned by L-3, to be made on July 17, 2012 or such other date that that conditions to the distribution set forth in the Distribution Agreement (described below) are satisfied or waived (the “Distribution Date”) to L-3 shareholders of record as of the close of business on the New York Stock Exchange on July 16, 2012 (the “Record Date”). On the Distribution Date, L-3 shareholders of record will receive one share of Engility for every six shares of L-3 common stock held by such shareholder on the Record Date. No fractional shares of Engility common stock will be distributed. Fractional shares of Engility common stock will be aggregated and sold on the open market, and the aggregate net proceeds of the sales will be distributed ratably in the form of cash payments to L-3 shareholders who would otherwise be entitled to receive a fractional share of Engility common stock.

The press release announcing these matters is attached hereto as Exhibit 99.1.

Distribution of Engility Common Stock

The distribution will be made pursuant to the terms of a Distribution Agreement (the “Distribution Agreement”) to be entered into between Holdings and Engility. The Distribution Agreement sets forth, among other things, the agreements between Holdings and Engility regarding the principal actions needed to be taken in connection with the spin-off of Engility. It will also set forth other agreements that govern certain aspects of the relationship between Holdings and Engility following the spin-off. A summary of certain important features of the Distribution Agreement can be found in the information statement attached to the Registration Statement on Form 10 (the “Registration Statement”) of Engility filed with the Securities and Exchange Commission under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The description of the Distribution Agreement set forth hereunder is qualified in its entirety by reference to the terms and conditions of the Distribution Agreement, a form of which is filed as an exhibit to the Registration Statement.

In addition to the Distribution Agreement, Engility will enter into certain ancillary agreements, including an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement and certain other agreements in connection with the spin-off. A summary of certain important features of these agreements can be found in the information statement attached to the Registration Statement under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The descriptions of these agreements are qualified in their entirety by reference to the terms and conditions of such agreements, forms of which are filed as exhibits to the Registration Statement.

All shareholders of the Company are urged to read the aforementioned agreements carefully and in their entirety. The descriptions of the aforementioned agreements have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about the Company or Engility.

L-3 Quarterly Dividend

On June 26, 2012, the Company announced that its board of directors declared a quarterly cash dividend of $0.50 per share payable on September 17, 2012 to shareholders of record at the close of business on August 17, 2012.

Notice to the holders of the 3% Convertible Contingent Debt Securities Due 2035

Pursuant to Section 12.6 of the Indenture dated as of July 29, 2005 (as amended and supplemented thereto) by and among Holdings, the guarantors party thereto and The Bank of New York Mellon as Trustee (formerly known as The Bank of New York) relating to the 3% Convertible Contingent Debt Securities Due 2035 of Holdings (the “CODES”), Holdings provided notice to holders of the CODES that Holdings’ board of directors has set July 16, 2012 as the date on which holders of Holdings’ common stock shall be entitled to a distribution of shares of common stock of Engility in connection with Holdings’ spin-off of Engility. Attached hereto as Exhibit 99.3 is a copy of such notice.

Forward-Looking Statements

Certain of the matters discussed in this report that are predictive in nature, that depend upon or refer to events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions constitute forward-looking statements. Although we believe that these statements are based upon reasonable assumptions they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved. Such statements will also be influenced by factors which include, among other things: timing and completion of the planned spin-off of Engility; our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government defense budget; backlog processing and program slips resulting from delayed funding of the Department of Defense (DoD) budget; our reliance on contracts with a limited number of agencies of, or contractors to, the U.S. Government and the possibility of termination of government contracts by unilateral government action or for failure to perform; the extensive legal and regulatory requirements surrounding our contracts with the U.S. or foreign governments and the results of any investigation of our contracts undertaken by the U.S. or foreign governments; our ability to retain our existing business and related contracts (revenue arrangements); our ability to successfully compete for and win new business and related contracts (revenue arrangements) and to win re-competitions of our existing contracts; our ability to identify and acquire additional businesses in the future with terms that are attractive to L-3 and to integrate acquired business operations; the impact of any strategic initiatives undertaken by us, including but not limited to the planned spin-off of Engility, and our ability to achieve anticipated benefits; our ability to maintain and improve our consolidated operating margin and total segment operating margin in future periods; our ability to obtain future government contracts (revenue arrangements) on a timely basis; the availability of government funding or cost-cutting initiatives and changes in customer requirements for our products and services; our significant amount of debt and the restrictions contained in our debt agreements; our ability to continue to retain and train our existing employees and to recruit and hire new qualified and skilled employees as well as our ability to retain and hire employees with U.S. Government security clearances; actual future interest rates, volatility and other assumptions used in the determination of pension benefits and equity based compensation, as well as the market performance of benefit plan assets; our collective bargaining agreements, our ability to successfully negotiate contracts with labor unions and our ability to favorably resolve labor disputes should they arise; the business, economic and political conditions in the markets in which we operate, including those for the commercial aviation, shipbuilding and communications markets; global economic uncertainty; the DoD’s contractor support services in-sourcing and efficiency initiatives; events beyond our control such as acts of terrorism; our ability to perform contracts (revenue arrangements) on schedule; our international operations; our extensive use of fixed-price type contracts as compared to cost-plus type and time-and-material type contracts; the rapid change of technology and high level of competition in the defense industry and the commercial industries in which our businesses participate; our introduction of new products into commercial markets or our investments in civil and commercial products or companies; the outcome of litigation matters, including in connection with jury trials; results of audits by U.S. Government agencies; results of on-going governmental investigations, including potential suspensions or debarments; the impact on our business of improper conduct by our employees, agents or business partners; anticipated cost savings from business acquisitions not fully realized or realized within the expected time frame; the outcome of matters relating to the Foreign Corrupt Practices Act (FCPA) and similar non-U.S. regulations; ultimate resolution of contingent matters, claims and investigations relating to acquired businesses, and the impact on the final purchase price allocations; competitive pressure among companies in our industry; and the fair values of our assets, which can be impaired or reduced by other factors, some of which are discussed above.

For a discussion of these and other risks and uncertainties that could impair our results of operations or financial condition, see “Part I — Item 1A — Risk Factors” and Note 19 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2011, and any material updates to these factors contained in any of our future filings.

Our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this report to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(D) EXHIBITS

Exhibit Number	Title

99.1	Press release dated June 26, 2012

99.2	Notice to Executive Officers and Board of Directors dated June 26, 2012

99.3	Notice of Record Date of Distribution of L-3 Communications Holdings, Inc. Common Stock dated June 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President Assistant General Counsel and Assistant Secretary

Dated: June 26, 2012